UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  July 28, 2005
                                                      --------------------------

                              Xethanol Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-50154                                          84-1169517
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(Commission File Number)                       (IRS Employer Identification No.)

     1185 Avenue of the Americas
         New York, New York                                     10036
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (646) 723-4000
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              (Registrant's Telephone Number, Including Area Code)

                           Zen Pottery Equipment, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      (d) On July 28, 2005, Richard L. Ritchie was elected to our Board of Directors, effective immediately.

      Mr. Ritchie has been an independent investor since February 2000. He previously served as the Executive Vice President and Chief Financial Officer of Big Flower Holdings, Inc., an advertising and marketing and information products and services company that was listed on the New York Stock Exchange until February 2000, when it was acquired. Mr. Ritchie, who is a certified public accountant, has more than 25 years of experience in finance and accounting with several major corporations and an accounting firm. Mr. Ritchie received B.A. and M.B.A. degrees from Michigan State University and completed the post-graduate Program for Management Development at the Harvard Business School.

      Mr. Ritchie will serve as Chairman of the Audit Committee of the Board of Directors.

      Mr. Ritchie has not engaged in a related party transaction with us during the last two years.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        XETHANOL CORPORATION


Date:  August 31, 2005                  By: /s/ Christopher d'Arnaud-Taylor
                                           -------------------------------------
                                           Christopher d'Arnaud-Taylor
                                           Chairman and Chief Executive Officer